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Summary Prospectus Supplement dated November 22, 2017

The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund, as applicable, listed below:

Invesco Multi-Asset Income Fund

Intercontinental Exchange’s (“ICE”) acquisition of the BofA Merrill Lynch Global Research FICC index platform closed on October 20, 2017, and the acquired indexes have been rebranded.

Accordingly, all references to The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index are replaced with The ICE BofA Merrill Lynch Core Fixed Rate Preferred Securities Index. There will be no change to the methodology of this underlying index for the Fund.

Additionally, all references to Merrill Lynch, Pierce, Fenner & Smith Incorporated and BofA Merrill Lynch are replaced with ICE Data Indices, LLC and ICE BofAML, respectively.

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